UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  December 20, 2007

PUREDEPTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	None	47-0892061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Shoreline Drive, Suite 610
Redwood City, California 94065
(Address of principal executive offices) (Zip code)

(650) 632-0800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Amendment of a Material Definitive Agreement

The Company and Mark Yahiro, the Company’s senior vice president, marketing and business development, entered into an amendment (“Amendment No. 2”) to an option agreement under which Mr. Yahiro was granted an option to purchase shares of the Company’s Common Stock (the “Option”) pursuant to the Company’s 2006 Stock Incentive Plan (the “Plan”); the Option had previously been amended by the parties (“Amendment No. 1) in order to provide for a fixed exercise schedule for the Option and a fixed resale schedule, Amendment No.2 amended the Option so that exercised shares that are not sold by Mr. Yahiro during one calendar year may be sold in subsequent years.

A copy of the Amendment No. 2 is attached hereto as Exhibit 10.25 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.25	Amendment No. 2 of Stock Option Agreement – Yahiro

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREDEPTH, INC.: ( Registrant )

Date: December 27, 2007	By:	/s/ Thomas L. Marcus
Thomas L. Marcus Chief Executive Officer (Principal Executive Officer)